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                                                                    EXHIBIT 21.1

                   LIST OF SUBSIDIARIES OF BUDGET GROUP, INC.


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
                                                                                 NAME UNDER WHICH
SUBSIDIARY                                   JURISDICTION OF INCORPORATION       IT DOES BUSINESS
----------                                   -----------------------------       ----------------
Budget Rent A Car Corporation..............  Delaware
Reservation Services, Inc..................  Texas
Team Realty Services, Inc..................  Delaware
Budget Rent a Car of Canada Limited........  Canada
Team Fleet Services Corporation............  Delaware
Team Fleet Financing Corporation...........  Delaware
Budget Rent A Car Systems, Inc.............  Delaware
Tranex Rentals of New York, Inc............  New York                       Budget Rent a Car of Albany
BRAC SOCAL Funding Corporation.............  Delaware
VPSI, Inc..................................  Delaware
Budget Fleet Finance Corporation...........  Delaware
Budget Funding Corporation.................  Delaware
Team Claims Services, Inc..................  Delaware
BRAC of New York, Inc......................  Delaware
NYRAC, Inc.................................  New York
Long Island Car & Truck Rental Group,
  Inc......................................  Delaware
Dayton Auto Lease Company, Inc.............  Delaware
Mosiant Car Sales, Inc.....................  Louisiana
Team Rental of Arkansas, Inc...............  Delaware
200-214 N. Michigan Avenue, Inc............  Illinois
BRAC Reinsurance Company...................  Bermuda
Control Risk Corporation...................  Illinois
Philip Jacobs Insurance Agency, Inc........  California
BRAC Credit Corporation....................  Delaware
Compass Computer Services, Inc.............  Delaware
Budget Car Sales, Inc.
  (formally known as Team Car Sales,
  Inc.)....................................  Indiana
ValCar Rental Car Sales, Inc...............  Indiana
IN Motors VI, LLC..........................  Indiana                        Budget Car Sales
TSC Properties, LLC........................  Indiana
Team Car Sales of Philadelphia, Inc........  Delaware                       Budget Car Sales
Team Car Sales of Richmond, Inc............  Delaware                       Budget Car Sales
Team Car Sales of San Diego, Inc...........  Delaware
Team Car Sales of Dayton, Inc..............  Delaware                       Budget Car Sales
Team Car Sales of Charlotte, Inc...........  Delaware                       Budget Car Sales
Team Car Sales of Southern California,
  Inc......................................  Delaware
Budget Sales Corporation...................  Delaware
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                                                                                 NAME UNDER WHICH
SUBSIDIARY                                   JURISDICTION OF INCORPORATION       IT DOES BUSINESS
----------                                   -----------------------------       ----------------
Budget Rent a Car International, Inc.......  Delaware
Budget Rent a Car Espana, S.A..............  Spain
Budget Rent a Car, Ltd., Ireland...........  England
BRACRENT, S.A..............................  Spain
BTI (U.K.) plc.............................  England
BTI (Gatwick) Limited......................  England
BTI (Stansted) Limited.....................  England
BTI (London) Limited.......................  England
BTI (Marble Arch) Limited..................  England
BTI (Slough) Limited.......................  England
BTI (Heathrow) Limited.....................  England
Budget Locacao de Veiculos Ltda............  Brazil
Budget Rent a Car Limited..................  New Zealand
Budget Rent a Car Operations (N.Z.) Pty
  Limited..................................  Australia
Target Rent a Car Limited..................  New Zealand
Budget Lease Management (Car Sales)
  Limited..................................  New Zealand
Budget Rent a Car of Japan, Inc.
  (formally BRAC of Japan, Inc.)...........  Delaware
Budget Rent a Car Asia-Pacific, Inc.
  (formally BRAC RPS, Inc., formally Budget
  Leasing Corporation).....................  Delaware
BRAC Australia Pty. Ltd....................  Australia
Budget Rent a Car Pty. Limited.............  Australia
Societe Financiere et de Participation.....  France
Budget France, S.A.........................  France
CA Acquisition Corporation.................  Florida
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